UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

As previously reported by Navient Corporation (“Navient” or the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2018 (the “Initial Form 8-K”), Navient announced that John F. (Jeff) Whorley Jr., its Group President, Asset Management and Servicing, will depart the Company to join First Data Management (“First Data”) in conjunction with First Data’s acquisition of Navient’s student loan technology platform. This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide the material terms of the separation agreement between the Company and Mr. Whorley.

 On July 17, 2018, the Company entered into a Letter Agreement (“Agreement”) with Mr. Whorley setting forth the terms of his departure. In exchange for Mr. Whorley’s agreeing to a general release and certain post-employment restrictions, the Company has agreed to pay Mr. Whorley a 2018 annual cash incentive bonus equal to 150% of his current base salary (i.e., an annual incentive bonus assuming target performance) reduced on a pro-rated basis to reflect the number of days he was employed with the Company during 2018. In addition, for purposes of any outstanding equity awards granted to Mr. Whorley pursuant to the Navient Corporation 2014 Omnibus Incentive Plan, the Company has agreed that such awards will remain outstanding and continue to vest and become payable pursuant to their respective terms. Finally, Mr. Whorley has agreed that his departure from the Company will not entitle him to any severance payments or benefits under the Navient Corporation Executive Severance Plan for Senior Officers.

The description of the Agreement included in this Current Report is qualified in its entirety by the terms of the Agreement which is attached and incorporated herein as Exhibit 10.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

10.01	Letter Agreement dated July 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: July 20, 2018	By:	/s/ Mark L. Heleen
Mark L. Heleen
Chief Legal Officer